                                   SECURITIES AND EXCHANGE COMMISSION
                                        Washington, D.C. 20549

                                              FORM 8-K

                                           CURRENT REPORT

                               Pursuant to Section 13 or 15(d) of the
                                   Securities Exchange Act of 1934

                                            May 20, 2004
                                          (Date of Report)
                                  (Date of Earliest Event Reported)

                              CATERPILLAR FINANCIAL FUNDING CORPORATION
                     (Exact name of registrant as specified in governing instruments)

            Nevada                          333-103949                       88-0342613
(State or other jurisdiction        (Commission File Number)       (IRS Employer Identification
       of organization)                                                         No.)

               Greenview Plaza, 4040 S. Eastern Avenue, Suite 344, Las Vegas, NV 89119
                       (Address of Principal Executive Offices, including Zip Code)

                                          (702) 735-2514
                             (Registrant's Telephone Number, Including Area Code)

                                           Not Applicable
                       (Former Name or Former Address, if Changed Since Last Report)

                                      Exhibit Index located at Page 2

Items 1 through 6 and Item 8 are not included because they are not applicable.

Item 7.                             Financial Statements and Exhibits.

                  (a)      Financial Statements - Not Applicable

                  (b)      Pro Forma Financial Information - Not Applicable

                  (c)      Exhibits (executed copies) - The following execution
                           copies of Exhibits to the Form S-3 Registration
                           Statement of the Registrant are hereby filed:

                                                                                              Sequentially
Exhibit                                                                                         Numbered
Number              Exhibit                                                                       Page
3.1               Certificate of Trust of Caterpillar Financial Asset Trust                        5
                  2004-A
25.1              Statement as to the Eligibility of the Indenture Trustee under                   7
                  the Indenture (Form T-1) with respect to Caterpillar Financial
                  Asset Trust 2004-A

2

                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of
1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                    CATERPILLAR FINANCIAL FUNDING CORPORATION
                                  (Registrant)

Dated:  May 20, 2004

                                                     By:  /s/ James A. Duensing
                                                          James A. Duensing, Treasurer

3

                                                                     Exhibit 3.1

                       Certificate of Trust of Caterpillar
                          Financial Asset Trust 2004-A

                             CERTIFICATE OF TRUST OF
                    CATERPILLAR FINANCIAL ASSET TRUST 2004-A

                  THIS Certificate of Trust of CATERPILLAR FINANCIAL ASSET TRUST 2004-A (the "Trust") is being duly executed and filed on behalf of the Trust by the undersigned, as trustee, to form a statutory trust under the Delaware Statutory Trust Act (12 Del. C.ss.3801 et seq.) (the "Act").

                  Name. The name of the statutory trust formed by this
Certificate of Trust is CATERPILLAR FINANCIAL ASSET TRUST 2004-A.

                  Delaware Trustee. The name and business address of the trustee of the Trust in the State of Delaware are Chase Manhattan Bank USA, National
Association, c/o JP Morgan Chase, 500 Stanton Christiana Road, OPS4, 3rd Floor,
Newark, Delaware 19713 Attention: Institutional Trust Services.

                  Effective Date.  This Certificate of Trust shall be effective upon filing.

                  IN WITNESS WHEREOF, the undersigned has duly executed this
Certificate of Trust in accordance with Section 3811(a)(1) of the Act.

                                                     CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION, not in its
                                                     individual capacity but solely as Trustee

                                                     By:  /s/ John J. Cashin
                                                     Name:    John J. Cashin
                                                     Title:   Vice President

                                                                        Exhibit 25.1

             Statement as to the Eligibility of the Indenture Trustee
                 under the Indenture (Form T-1) with respect to
                    Caterpillar Financial Asset Trust 2004-A

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM T-1

                         Statement of Eligibility Under
                      The Trust Indenture Act of 1939 of a
                    Corporation Designated to Act as Trustee
               Check if an Application to Determine Eligibility of
                     a Trustee Pursuant to Section 305(b)(2)

                         U.S. BANK NATIONAL ASSOCIATION
               (Exact name of Trustee as specified in its charter)

                                   31-0841368
                          I.R.S. Employer Identification No.

601 Second Avenue South
Minneapolis, MN                                                                                     55402
(Address of principal executive offices)                                                       (Zip Code)

                                Melissa A. Rosal
                         U.S. Bank National Association
                        209 S. LaSalle Street, Suite 300
                             Chicago, Illinois 60604
                            Telephone (312) 325-8904
            (Name, address and telephone number of agent for service)
                    CATERPILLAR FINANCIAL ASSET TRUST 2004-A
                     (Issuer with respect to the Securities)
                    CATERPILLAR FINANCIAL FUNDING CORPORATION
             (Exact name of Registrant as specified in its charter)

Nevada                                                                                       88-0342613
(State or other jurisdiction of incorporation or organization)       (I.R.S. Employer Identification No.)

Greenview Plaza
4040 S. Eastern Avenue, Suite 344
Las Vegas, NV                                                                                       89119
(Address of Principal Executive Offices)                                                       (Zip Code)

                    Caterpillar Financial Asset Trust 2004-A
                       (Title of the Indenture Securities)

                                    FORM T-1

Item 1.           GENERAL INFORMATION.  Furnish the following information as to the Trustee.

                  a) Name and address of each examining or supervising authority to which it is subject.

                           Comptroller of the Currency

                           Washington, D.C.

                  b) Whether it is authorized to exercise corporate trust powers

                            Yes

Item 2.           AFFILIATIONS  WITH  OBLIGOR.  If the obligor is an affiliate of the Trustee,  describe  each such affiliation.

                  None

Items 3-15        Items 3-15 are not applicable because to the best of the
                  Trustee's knowledge, the obligor is not in default under any
                  Indenture for which the Trustee acts as Trustee.

Item 16.          LIST OF EXHIBITS:  List below all exhibits filed as a part of this  statement of eligibility  and qualification.

                  1.       A copy of the Articles of Association of the Trustee
                           now in effect, incorporated herein by reference to
                           Exhibit 1 of Form T-1, Registration No. 333-67188.*

                  2.       A copy of the certificate of authority of the Trustee
                           to commence business, incorporated herein by
                           reference to Exhibit 1 of Form T-1, Registration No.
                           333-67188.*

                  3.       A copy of the certificate of authority of the Trustee
                           to exercise corporate trust powers, incorporated
                           herein by reference to Exhibit 1 of Form T-1,
                           Registration No.
                           333-67188.*

                  4.       A copy of the existing bylaws of the Trustee, as now
                           in effect, incorporated herein by reference to
                           Exhibit 1 of Form T-1, Registration No. 333-67188.*

                  5.       Not applicable.

                  6.       The consent of the Trustee required by Section 321(b)
                           of the Trust Indenture Act of 1939, incorporated
                           herein by reference to Exhibit 1 of Form T-1,
                           Registration No.
                           333-67188.*

                  7.       Report of Condition of the Trustee as of December 31,
                           2002, published pursuant to law or the requirements
                           of its supervising or examining authority, attached
                           as Exhibit 7.

                  8.       Not applicable.

                  9.       Not applicable.

*Exhibits thus designated are incorporated herein by reference to Exhibits bearing identical numbers in Items 16 of the Form T-1 filed by the Trustee with the Securities and Exchange Commission with the specific references noted.

                                      NOTE

         The answers to this statement insofar as such answers relate to what persons have been underwriters for any securities of the obligors within three years prior to the date of filing this statement, or what persons are owners of
10% or more of the voting securities of the obligors, or affiliates, are based upon information furnished to the Trustee by the obligors. While the Trustee has no reason to doubt the accuracy of any such information, it cannot accept any responsibility therefor.

                                    SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the
Trustee, U.S. BANK NATIONAL ASSOCIATION, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of
Chicago, State of Illinois on the 20th day of May, 2004.

                                                     U.S. BANK NATIONAL ASSOCIATION

                                                     By:   /s/ Melissa A. Rosal
                                                           Melissa A. Rosal
                                                           Vice President

                                    Exhibit 7
                         U.S. Bank National Association
                        Statement of Financial Condition
                                As of 12/31/2003

                                    ($000's)

                                                                          12/31/2003
Assets
     Cash and Due From Depository Institutions                            $8,631,361
     Federal Reserve Stock                                                         0
     Securities                                                           42,963,396
     Federal Funds                                                         2,585,353
     Loans & Lease Financing Receivables                                 114,718,888
     Fixed Assets                                                          1,911,662
     Intangible Assets                                                    10,254,736
     Other Assets                                                          8,093,654
         Total Assets                                                   $189,159,050

Liabilities
     Deposits                                                           $128,249,183
     Fed Funds                                                             5,098,404
     Treasury Demand Notes                                                 3,585,132
     Trading Liabilities                                                     213,447
     Other Borrowed Money                                                 21,664,023
     Acceptances                                                             123,996
     Subordinated Notes and Debentures                                     5,953,524
     Other Liabilities                                                     5,173,011
     Total Liabilities                                                  $170,060,720

Equity
     Minority Interest in Subsidiaries                                    $1,002,595
     Common and Preferred Stock                                               18,200
     Surplus                                                              11,677,397
     Undivided Profits                                                     6,400,138
         Total Equity Capital                                            $19,098,330

Total Liabilities and Equity Capital                                    $189,159,050

To the best of the undersigned's determination, as of the date hereof, the above financial information is true and correct.

U.S. Bank National Association

By:  /s/ Melissa A. Rosal
         Vice President

Date:  May 20, 2004